UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2008
                                                         ----------------
                            COMTEX NEWS NETWORK, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                            0-10541                13-3055012
--------------------------        ------------------           ----------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


625 N. Washington Street, Suite 301, Alexandria, Virginia        22314
----------------------------------------------------------       -----
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (703) 820-2000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement
                ------------------------------------------

     On October 31, 2008, Comtex News Network, Inc. (the "Company") entered into a new employment agreement (the "Agreement") with its President and Chief Executive Officer, E.W. "Chip" Brian, III (the "Officer"). The Agreement is for a two-year term, effective October 1, 2008, and may be extended by written agreement between the parties. The Officer will receive an annual base salary of $235,000, to be increased to $250,000 on October 1, 2009. The Officer is eligible for annual and incentive bonuses, and is eligible to participate in Company-sponsored employee benefit plans.

     The Officer currently owns an option to purchase Seven Hundred Fifty Thousand shares of Company common stock ("Option") granted under the Company's option plans, the exercise price of which is higher than the current trading price of the Company's shares. Officer has agreed to forfeit said Option in exchange for a grant of Five Hundred Thousand (500,000) shares of unregistered Company common stock, par value $0.01, all of which was effective as of October 31, 2008.

     Under the Agreement, upon the Officer's termination for any reason other than for cause or voluntarily by the Officer without good reason during the one-year period subsequent to an occurrence of a change in control (as defined in the Agreement), the Company shall pay the Officer a cash lump sum equal to the greater of his annual base salary or the remainder of the term of the Agreement. The Agreement also contains non-competition and non-solicitation provisions.

Item 9.01.      Financial Statements and Exhibits
                ---------------------------------

               (a) Financial Statements of Businesses Acquired. Not applicable

               (b) Pro Forma Financial Information. Not Applicable

               (c) Shell Company Transactions. Not Applicable

               (d) Exhibits. None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            COMTEX NEWS NETWORK, INC.



DATE:  November 3, 2008             By:     /s/Paul J. Sledz
                                            -----------------------------------
                                            Paul J. Sledz
                                            Treasurer